Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, THAT I, Herbert M. Baum, Director of US Airways Group, Inc. (the “Company”) and US Airways, Inc. (“Airways”), do hereby appoint Derek J. Kerr and J. Scott Kirby, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company and Airways for the year ended December 31, 2008 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2009.

/s/ Herbert M. Baum
Herbert M. Baum

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, THAT I, Matthew J. Hart, Director of US Airways Group, Inc. (the “Company”) and US Airways, Inc. (“Airways”), do hereby appoint Derek J. Kerr and J. Scott Kirby, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company and Airways for the year ended December 31, 2008 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2009.

/s/ Matthew J. Hart
Matthew J. Hart

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard C. Kraemer, Director of US Airways Group, Inc. (the “Company”) and US Airways, Inc. (“Airways”), do hereby appoint Derek J. Kerr and J. Scott Kirby, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company and Airways for the year ended December 31, 2008 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2009.

/s/ Richard C. Kraemer
Richard C. Kraemer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, THAT I, Cheryl G. Krongard, Director of US Airways Group, Inc. (the “Company”) and US Airways, Inc. (“Airways”), do hereby appoint Derek J. Kerr and J. Scott Kirby, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company and Airways for the year ended December 31, 2008 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2009.

/s/ Cheryl G. Krongard
Cheryl G. Krongard

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, THAT I, Bruce R. Lakefield, Director of US Airways Group, Inc. (the “Company”) and US Airways, Inc. (“Airways”), do hereby appoint Derek J. Kerr and J. Scott Kirby, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company and Airways for the year ended December 31, 2008 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2009.

/s/ Bruce R. Lakefield
Bruce R. Lakefield

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, THAT I, Denise M. O’Leary, Director of US Airways Group, Inc. (the “Company”) and US Airways, Inc. (“Airways”), do hereby appoint Derek J. Kerr and J. Scott Kirby, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company and Airways for the year ended December 31, 2008 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2009.

/s/ Denise M. O’Leary
Denise M. O’Leary

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, THAT I, George M. Philip, Director of US Airways Group, Inc. (the “Company”) and US Airways, Inc. (“Airways”), do hereby appoint Derek J. Kerr and J. Scott Kirby, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company and Airways for the year ended December 31, 2008 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2009.

/s/ George M. Philip
George M. Philip

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, THAT I, J. Steven Whisler, Director of US Airways Group, Inc. (the “Company”) and US Airways, Inc. (“Airways”), do hereby appoint Derek J. Kerr and J. Scott Kirby, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company and Airways for the year ended December 31, 2008 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2009.

/s/ J. Steven Whisler
J. Steven Whisler